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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 21, 2000



                        MATTHEWS STUDIO EQUIPMENT GROUP
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            (Exact name of registrant as specified in its charter)


                                  California
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                (State or other jurisdiction of incorporation)


         0-18102                                 95-1447751
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(Commission file number)          (I.R.S. Employer Identification Number)


       3111 North Kenwood Street, Burbank, CA                            91505
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    (Address of principal executive office)                         (Zip Code)


                                (818) 525-5200
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             (Registrant's telephone number, including area code)


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 2.    Acquisition or Disposition of Assets
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On January 21, 2000, Matthews Studio Equipment Group ("Matthews") sold
                                                       --------
substantially all of the assets of Duke City Video's rental operations to
Vitec DC Holding Corp. (the "Purchaser") for a purchase price of $12.25 million
                             ---------
in cash. The sale was structured as a sale of assets whereby Duke City Video, Inc., Matthews' subsidiary (the "Seller"), sold its assets to the Purchaser pursuant to an Asset Purchase Agreement dated January 21, 2000, among Matthews, Duke City Holdings, Inc. ("Holdings"), the Seller and the Purchaser (the
                           --------
"Agreement"). Excluded from the sale are the Seller's Albuquerque property, its
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accounts receivable and certain other assets. Also, the Seller retains responsibility for its liabilities.

$2 million of the purchase price was paid to the Seller on closing. $557,000 of the purchase price will be paid to the Seller following a post-closing inventory of rental equipment sold in the transaction. $8.393 million of the purchase price will be paid to the Seller and the Seller's trade and other creditors, provided the Seller obtains financing statement terminations pursuant to the terms of the Agreement. The remaining $1.3 million of the purchase price is being held by the Purchaser as security for certain indemnification obligations of the Seller and will be paid to the Seller upon the expiration of certain time periods specified in the Agreement.

Matthews, Holdings and the Seller are obligated to indemnify the Purchaser against losses arising out of any inaccuracy of representations and warranties made in the Agreement and against losses arising out of the Seller's liabilities.

The Purchaser has purchased the name Duke City Video and derivations thereof as part of the transaction.

A copy of the Agreement and a copy of Matthews' press release regarding the transaction are attached as exhibits.


Item 7.    Financial Statements and Exhibits
           ---------------------------------

As of the date of this report, the pro forma financial information required by this item is not available. It is Matthews' intention that such financial information will be filed within 60 days of the due date of this report, as required under applicable regulations of the Securities and Exchange Commission.

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(2)(c) Exhibits

                                 EXHIBIT INDEX

Exhibit                          Document Description
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99.7                             Asset Purchase Agreement dated January 21,
                                 2000, among Matthews Studio Equipment Group,
                                 Duke City Video, Inc., Duke City Holdings, Inc.
                                 and Vitec DC Holding Corp., but without
                                 schedules or exhibits.

99.8                             Press Release Regarding the Sale of Duke City
                                 Video Assets.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MATTHEWS STUDIO EQUIPMENT GROUP
                                                      (Registrant)



Date: February 4, 2000                         By: /s/ Anil Sharma
                                                   --------------------------
                                                      Anil Sharma
                                                      President

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